SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED FUND:

                             ----------------------

                          DWS Large Company Growth Fund

Effective on or about October 1, 2009, the following disclosure is added as the last sentence of the second full paragraph of the section entitled "The Fund's Main Investment Strategy" in the fund's prospectuses:

The fund expects to invest in a portfolio consisting of approximately 35 issuers, although this number can vary depending on market conditions.

In addition, the following disclosure is added to the section entitled "The Main Risks of Investing in the Fund" in the fund's prospectuses:

Focus risk - limited number of securities. To the extent that the fund pursues a strategy of investing in a limited number of securities, it will have a relatively large exposure to the risks of each individual security, and may be more volatile than a fund that invests more broadly.

Finally, the following disclosure replaces similar disclosure in the section entitled "Additional Performance Information" in the fund's prospectuses:

The table below illustrates the performance of a composite of certain private accounts ("Accounts") managed by Owen Fitzpatrick, Lead Manager of the fund, while employed by Deutsche Bank Private Wealth Management. For more information about Owen Fitzpatrick, please refer to the "Portfolio management" section of this prospectus. Each of the Accounts included in the composite has objectives, policies and strategies substantially similar to those of the fund. As of December 31, 2008, the total assets in the composite were $328 million.

Unlike management of the private accounts included in the composite, Owen Fitzpatrick's management of the fund is subject to certain regulatory restrictions (e.g., limits on percentage of assets invested in a single issuer and industry and requirements on distributing income to shareholders) that do not apply to the Accounts. Additionally, unlike the Accounts which typically invested in the securities of approximately 60-65 issuers during the time periods covered by the table, the fund expects to invest in the securities of approximately 35 issuers. Consequently, the fund's performance may experience greater volatility and may be more affected by the performance of one or a small number of issuers. The fund also generally experiences cash flows that are different from those of the Accounts. All of these factors may adversely affect the performance of the fund and cause it to differ from that of the Accounts in the composite described below.

Effective immediately, the following information replaces similar information about the portfolio management team in the "Portfolio management" section of the fund's prospectuses:

The following people handle the day-to-day management of DWS Large Company Growth Fund:

  Owen Fitzpatrick, CFA

  Managing Director of Deutsche Asset Management and Lead Manager of the fund.
    o Joined Deutsche Asset Management and the fund in 2009.
    o Prior to joining Deutsche Assets Management, he was Managing Director of Deutsche Bank Private Wealth Management and served as head of U.S. Equity Strategy and manager of the U.S. large cap core, value and growth portfolios and member of the U.S. Investment Committee and head of the Equity Strategy Group.
    o Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer's Hanover Trust Company.
    o BA and MBA, Fordham University.


   Brendan O'Neill, CFA

   Director of Deutsche Asset Management and Portfolio Manager of the fund.
      o Joined Deutsche Asset Management in 2000 and joined the fund in 2007.
      o Equity Research Analyst covering the financial services sector since 2001.
      o Previously served as a member of the Large Cap Core Equity team.
      o BA, Queens College, CUNY; MS, Zicklin School of Business,
        Baruch College.






               Please Retain This Supplement for Future Reference




September 22, 2009                                        [DWS INVESTMENTS LOGO]
DLCGF-3604                                                   Deutsche Bank Group